                                                                  EXHIBIT 23.2
                        INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of IAT Multimedia, Inc. on Form S-1 of our report dated January 31, 1997, on the consolidated financial statements of IAT Multimedia, Inc. and to the reference to our firm under the caption "Experts" in such Prospectus.



                                       /s/ Rothstein, Kass & Company, P.C.
                                       ------------------------------------
                                       ROTHSTEIN, KASS & COMPANY, P.C.





Roseland, New Jersey
March 14, 1997